SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549
                               FORM 8-K
                            CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934

                      Date of Report: May 19, 1997

                         CALLOWAY'S NURSERY, INC.
          (Exact name of registrant as specified in its charter)

                                  Texas
      (State or other jurisdiction of incorporation or organization)

                                 0-19305
                        (Commission File Number)

                               79-2052519
                   (IRS Employer Identification Number)

                          4200 Airport Freeway
                      Fort Worth, Texas 76117-6200
       (Address of principal executive offices, including zip code)

                              817.222.1122
           (Registrant's telephone number, including area code)



Item 5. OTHER EVENTS

A panel of the Nasdaq Stock Market has requested that the Company file a Balance Sheet as of April 30, 1997 to demonstrate compliance with the alternative net tangible assets requirements of Nasdaq Marketplace Rule 4450(a)(5).

The purpose of this filing is provide the information requested by the Nasdaq Stock Market. This filing includes a Balance Sheet as April 30, 1997. This statement is not intended to comprise a complete set of interim condensed financial statements. Such condensed financial statements will be included in the Company's Quarterly Report on Form 10-Q for the period ending June 30, 1997, which will be filed on or before August 14, 1997.

As indicated on the included Balance Sheet, as of April 30, 1997 the Company had net tangible assets of $4,434,000, meeting the aforementioned alternative net tangible assets requirement. There have been no significant events since April 30, 1997.

Nothing herein shall be considered to be a waiver of the Company's position regarding the correct interpretation of the requirements for continued listing on the Nasdaq National Market.

						CALLOWAY'S NURSERY, INC.

						By:/s/ James C. Estill
						James C. Estill
						President and Chief
						Executive Officer

						By:/s/ Daniel G. Reynolds
						Daniel G. Reynolds
						Vice President and Chief
						Financial Officer


CALLOWAY'S NURSERY, INC.
FORM 8-K
May 19, 1997

                        CALLOWAY'S NURSERY, INC.
                  CONDENSED BALANCE SHEET (UNAUDITED)
                 (In thousands, except share amounts)

                                                       April 30,
                                                         1997
                                                      ---------
ASSETS
Cash and cash equivalents                             $   6,048
Accounts receivable                                         266
Inventories                                               2,306
Prepaids and other assets                                    30
                                                      ---------
Total current assets                                      8,649
                                                      ---------
Property and equipment, net                               4,667
Goodwill, net                                             1,218
Other assets                                                 70
                                                      ---------
Total assets                                          $  14,605
                                                      =========
LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable                                      $   6,571
Accrued expenses                                            767
Current portion of long-term debt                            37
                                                      ---------
Total current liabilities                                 7,375
                                                      ---------

Deferred rent payable                                     1,064
Long-term debt                                              514
                                                      ---------
Total liabilities                                         8,953
                                                      ---------
Shareholders' equity:
Voting convertible preferred stock; par value
 $.625 per share; 3,200,000 shares authorized;
 no shares issued or outstanding                             --
Preferred stock; par value $.01 per share;
  10,000,000 shares authorized; no shares issued
  or outstanding                                             --
Common stock; par value $.01 per share; 30,000,000
  shares authorized; 5,519,618 shares issued
  and 5,269,618 shares outstanding                           55
Additional paid-in capital                                8,354
Accumulated deficit                                      (1,361)
                                                      ---------
                                                          7,048
Less: Treasury stock, at cost (250,000 shares)           (1,396)
                                                      ---------
Total shareholders' equity                                5,652
                                                      ---------
Total liabilities and shareholders' equity	       $ 14,605
                                                      =========